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                                 EXHIBIT 10.22

                               SECURITY AGREEMENT

                  This Security Agreement (this "Security Agreement") is made and given as of this 22nd day of October, 1998, by PRINCESA PARTNERS, a Florida general partnership (the "Borrower") and BAYFRONT VENTURES, a Florida general partnership ("Bayfront")in favor of each lender listed on Exhibit A hereto (collectively, the "Lenders" and each a "Lender").

                                    Recitals

                  A. The Lenders and the Borrower have entered into a Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which the Lenders collectively will lend to the Borrower $8,400,000 (the "Loan") to finance the Project more specifically defined in the Loan Agreement. The Loan is evidenced by notes defined and described in the Loan Agreement (collectively, the "Notes"). The National City Bank of Evansville is acting as Servicer (the "Servicer") for the Lenders pursuant to the Servicing and Intercreditor Agreement of even date herewith among the Borrower, the Lenders and the Servicer (the "Servicing Agreement"). All capitalized terms used herein, unless otherwise defined shall have the meaning ascribed to such terms in the Loan Agreement.

                  B. The Borrower and Bayfront are and will be the owners of certain furniture, fixtures and equipment more fully described in Exhibit B attached hereto (collectively, the "Equipment"), free and clear of any liens or security interests, except such liens as are permitted by the Loan Agreement.

                  C. The Equipment will be used in connection with the Project.

                  D. As security for the repayment of the Loan, the Lenders have required that the Borrower and Bayfront execute and deliver to the Lenders this Security Agreement, granting a security interest to the Lenders in, among other things, the Equipment.

                  E. The Notes, the Loan Agreement, this Security Agreement and any other instruments or documents given as security for the Loan are referred to herein as the "Loan Documents".

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Borrower, it is agreed as follows:

                  1. Grant of Security Interest. As security for the payment and performance of the Notes and all other liabilities, obligations and indebtedness of the Borrower to the Lenders, or any of them, due or to become due, direct or indirect, absolute or contingent, joint or several, howsoever created, arising or evidenced, now or hereafter at any time created, arising or evidenced under or pursuant to the Loan Documents (hereinafter collectively referred to as the "Obligations"), the Borrower and Bayfront do hereby transfer,


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assign and grant to the Lenders a security interest in all of their rights, title and interest in and to the following (hereinafter collectively referred to as the "Collateral"), whether now owned or hereafter acquired or arising:

                  (a) The Equipment; and

                  (b) All improvements, accessions, appurtenances, substitutions and replacements to the Equipment, and all insurance proceeds and condemnation awards payable therefrom or with respect thereto, together with all proceeds and products thereof and all rights thereto.

                  2. The Borrower and Bayfront represent, warrant, covenant and agree:

                  (a) Organization. The Borrower and Bayfront are general partnerships, duly organized and existing pursuant to their respective partnership agreements, and the Borrower and Bayfront have full power and authority to execute, deliver and perform the Loan Documents and to own property and conduct business as presently conducted and as proposed to be conducted.

                  (b) Authorization, Etc. The execution, delivery and performance of this Security Agreement have been duly authorized by all necessary action on the part of the Borrower and Bayfront and will not (i) require any consent or approval of any entity which has not been obtained; (ii) to their knowledge after due inquiry, violate any provision of law, or (iii) violate any order of any court or other agency of government having jurisdiction over the Borrower or Bayfront, the partnership agreement of the Borrower, the partnership agreement of Bayfront, or any provision of any indenture, agreement or other instrument to which the Borrower or Bayfront is a party or by which they or any of their properties are bound. This Security Agreement constitutes the legal, valid and binding obligation of the Borrower and Bayfront, enforceable against them in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency or other similar laws affecting creditors' rights generally).

                  (c) Performance by Borrower. Without the Lenders' prior written consent, neither the Borrower nor Bayfront shall:

                      (i) sell, transfer or assign, or offer to sell, transfer
                  or assign, all or any part of the Collateral or permit all or any part of the Collateral to be sold, transferred or assigned;

                      (ii) remove or consent to the removal of any of the
                  Equipment from the Project, except as necessary for repair of such Equipment, in the ordinary course of business;

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         unless any such Equipment sold, transferred, assigned or removed is promptly replaced with Equipment of at least equal value and utility, and the security interest granted pursuant to this Security Agreement attaches as a valid first priority security interest in such replacement Equipment.

                  (d) Title to Collateral. The Borrower or Bayfront, as the case may be, has good marketable title to all of the Collateral and none of the Collateral is subject to any lien or security interest except for the security interest created by this Security Agreement and purchase money security interests in and financing leases of equipment used in the Facilities (as defined in the Loan Agreement), created from time to time, securing only indebtedness incurred for the purchase or lease thereof having an aggregate initial or stated amount not to exceed $500,000 at any time (the "Permitted Liens"). The Borrower and Bayfront, other than as disclosed, have not granted, and will not grant or permit to exist, any lien or security interests in all or a portion of the Collateral except Permitted Liens. The Borrower and Bayfront shall defend the Collateral against all claims and demands of all and any other persons at any time claiming any interest therein adverse to any Lender except for persons claiming Permitted Liens.

                  (e) Actions and Proceedings. To the best of the Borrower's or Bayfront's knowledge, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against or affecting the Borrower or Bayfront which, if adversely determined, would have a material adverse effect on the Borrower's or Bayfront's interest in the Collateral or would adversely affect the rights of the Borrower or Bayfront to pledge and assign all or a part of the Collateral or the rights and security afforded the Lenders hereunder.

                  (f) Insurance. The Borrower or Bayfront, as the case may be, agrees it will keep the Equipment insured at all times in accordance with the requirements set forth in Section 6.2 of the Loan Agreement.

                  (g) Costs of Collection. In the event of any action or proceeding to collect or realize upon the Collateral or to enforce any of the Lenders' rights hereunder, the Borrower shall pay all of the Lenders' reasonable costs and expenses, including without limitation attorneys' fees and legal expenses incurred by the Lenders, in connection with or arising out of such collection or enforcement.

                  (h) Equipment to Remain Personal Property. The Borrower and Bayfront agree that, regardless of the manner of affixation, the Equipment shall remain personal property and shall not become part of the vessel Princesa, aboard which it is to be used, or any leasehold interest in real estate comprising the Project or a fixture.

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                  3. Events of Default. It shall be an Event of Default under this Security Agreement upon the happening of any of the following:

                  (a) an "Event of Default" shall occur and be continuing under the Loan Agreement; or

                  (b) failure to comply with or perform in any material respect any of the terms, conditions or covenants of this Security Agreement.

                  4. Remedies. Upon an Event of Default, the Lenders may declare all Obligations immediately due and payable, and may, at their option, without notice, exercise any one or more of the following rights or remedies:

                  (a) either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enforce and exercise all of the powers, rights and privileges of the Borrower or Bayfront, as the case may be, in respect of rights of payment constituting Collateral and all of the powers, rights and privileges reserved or granted to the Lenders under this Security Agreement; and

                  (b) may without demand, advertisement or notice of any kind (except such notice as may be required under the applicable Uniform Commercial Code (the "Code")) all of which are, to the extent permitted by law, hereby expressly waived, lease or dispose of the Collateral by public or private sale; and

                  (c) exercise any of the remedies available to a secured party under the Code; and

                  (d) proceed to protect and enforce this Security Agreement by suits or proceedings or otherwise, for the enforcement of any other legal or equity available to the Lenders; and

                  (e) take possession of the Collateral.

                  In the event that any notice is required to be given under the Code such requirements for reasonable notice shall be satisfied by giving at least ten (10) days' notice prior to the event or thing giving rise to the requirement of notice. Upon an Event of Default, the Borrower and Bayfront shall make the Collateral available to the Lenders at their direction.

                  5. Further Assurances. The Borrower shall execute and deliver to the Lenders, promptly and at the Borrower's expense, such other documents and assurances and take such further action as the Lenders may reasonably request in order to effectively carry out the intent and purpose of this Security Agreement and to establish and protect the rights, interests and remedies of the Lenders hereunder. This shall include, without limitation,

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providing Code financing statements and evidence of tax filings and payments.
The Borrower and Bayfront agree that the Lenders are authorized, at their option, to file a carbon, photographic or other reproduction of this Security Agreement as a financing statement, and such shall be sufficient as a financing statement under the Code, and to file financing statements or amendments thereto without the signature of the Borrower or Bayfront and, if a signature is required by law, then the Borrower or Bayfront, as the case may be, appoints each Lender as the Borrower's attorney-in-fact solely for the purpose of executing any such financing statements.

                  6. Cumulative Remedies. All of the Borrower's and Bayfront's rights and remedies herein are cumulative and in addition to any rights or remedies available at law or in equity including the Code, and may be exercised concurrently or separately. The Borrower shall pay all reasonable costs, expenses, losses and legal costs (including attorneys' fees) incurred by the Lenders as a result of enforcing any terms or conditions of this Security Agreement.

                  7. No Liability Imposed on Lenders. The Lenders shall not be obligated to perform or discharge, nor do they hereby undertake to perform or discharge any obligation, duty or liability, nor shall this Security Agreement operate to place responsibility for the control, care, management or repair of the Equipment upon the Lenders, nor shall it operate to make the Lenders responsible for any dangerous or defective condition of the Equipment.

                  8. Indemnification. The Borrower and Bayfront shall and do hereby agree to indemnify against and to hold the Lenders, their respective officers, agents and employees, harmless of and from any and all liability, loss or damage which any one or more of them may or might incur under or by reason of this Security Agreement and of and from any and all claims and demands whatsoever which may be asserted against any one or more of them by reason of any alleged obligations or undertakings on their part to perform or discharge any of the terms, covenants or agreements, excepting the gross negligence or willful misconduct of any Lender, its officers, agents and employees. Should any Lender incur any such liability, should any Lender be required to defend against any such claims or demands or should a judgment be entered against any Lender, the amount thereof, including costs, expenses, and reasonable attorneys' fees, which upon payment by Lender shall bear interest thereon at the highest Default Rate (as defined in the Loan Agreement) which would be applicable to any Note upon the occurrence of an Event of Default under the Loan Agreement, shall be secured hereby, and shall be added to the Obligations and the Borrower shall reimburse the applicable Lender for the same immediately upon demand.

                  9. Attorney in Fact. Upon the occurrence of any Event of Default and at any time during the continuance thereof, the Borrower hereby irrevocably appoints the Servicer and its successors and assigns as its agent and attorney-in-fact, which appointment shall be irrevocable during the term of this Agreement, and which appointment is coupled

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with an interest, to exercise any rights or remedies hereunder with respect to the Collateral or to endorse any checks which constitute part of the Collateral.

                  10. Expenses of Lenders. All reasonable expenses in protecting, storing, warehousing, insuring, handling and shipping of the Collateral, all costs of keeping the Collateral free of liens, encumbrances and security interests (other than the security interests created by this Agreement) and the removing of the same and all excise, property, sales and use taxes imposed by state, federal or local authority on any of the Collateral or with respect to the sale thereof, shall be borne and paid for by the Borrower or Bayfront, as the case may be, and if the Borrower fails promptly to pay any amounts thereof when due, the Lenders may, at their option, but shall not be required to, pay the same, and upon payment, the same shall constitute Obligations and shall bear interest at the highest interest rate specified in the Notes and shall be secured by the security interests granted hereunder.

                  11. Continuing Rights. The rights and powers of the Lenders or receiver hereunder shall continue and remain in full force and effect until all Obligations are paid in full.

                  12. Books and Records. The Lenders shall have the same rights to inspect, and the same duties with regards to confidentiality of, the Borrower's books and records with respect to the Collateral, as are provided in the Loan Agreement. The Lenders shall have the authority, at any time, to require the Borrower to place upon the Borrower's books and records relating to the Collateral and other rights to payment covered by the security interest created in this Security Agreement hereby a notation stating that any such Collateral and other rights of payment are subject to a security interest in favor of the Lenders.

                  13. Principal Place of Business. The location of the principal places of business of the Borrower and Bayfront are set forth on the signature page and will not be changed without thirty (30) days' prior written notice to the Lenders. The Borrower and Bayfront represent that their respective books and records concerning their respective accounts and chattel paper are located at such address.

                  14. Name of Borrower. The Borrower's true name is as set forth in the preamble hereto. The Borrower has not used any other name within the past five (5) years. The Borrower agrees that it will not change its name without thirty (30) days' written notice to the Lenders.

                  15. Successors and Assigns. This Security Agreement and each and every covenant, agreement and provision hereof shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lenders and their respective successors and assigns.

                  16. Severability. It is the intent of this Security Agreement to confer to the Lenders the rights and benefits hereunder to the full extent allowable by law including all

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rights available under the Code. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Security Agreement.

                  17. Notices. Notices permitted or required to be given hereunder shall be deemed sufficient if given in the manner specified in the Loan Agreement.

                  18. Captions and Headings. The captions and headings of the various sections of this Security Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                  19. Governing Law; Jurisdiction, Etc. The provisions of the Loan Agreement regarding governing law, jurisdiction, choice of forum and enforcement of remedies are incorporated into this Security Agreement by reference.

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                  IN WITNESS WHEREOF, the Borrower and Bayfront have caused
this Security Agreement to be executed as of the date first above written.

                             PRINCESA PARTNERS

                             By CONAMI, INC., Its General Partner



                             By        /s/ Jerry L. Baum
                               -----------------------------------
                               Its President

                             Address of Principal Place of Business:
                             Princesa Partners
                             100 South Biscayne Blvd., Suite 850
                             Miami, FL 33131

                             Tax Identification No. 91-1927972
                                                     ----------

                             BAYFRONT VENTURES

                             By CONCORDE CRUISES, INC., Its
                                General Partner



                             By        /s/ Jerry L. Baum
                               -----------------------------------
                                Its President

                             Address of Principal Place of Business:
                             100 South Biscayne Boulevard, Suite 850
                             Miami, FL 33131

                             Tax Identification No. 65-0721278
                                                    ----------



                      Signature Page to Security Agreement


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                                                                      EXHIBIT A


                    ------------------------------------------
                                    LENDERS
                    ------------------------------------------
                    The National City Bank of Evansville
                    ------------------------------------------
                    Linn County State Bank
                    ------------------------------------------
                    First National Bank
                    ------------------------------------------
                    United Prairie Bank - Slayton
                    ------------------------------------------
                    Peoples National Bank of Kewanee
                    ------------------------------------------


                                      A-1

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                Description of Furniture, Fixtures and Equipment



                  The "Equipment" consists of all furniture, furnishings, machinery and equipment of the Borrower or Bayfront, whether now or hereafter existing or owned, that is now or hereafter used, usable or intended to be used in connection with, or located or intended to be located in, on or at, the gaming vessel Princesa (as defined in the other Loan Documents), and shall include, without limitation, all present and future slot, "keno" and other gaming machines, equipment and devices, and all machinery, equipment, supplies, furniture and furnishings used for or in connection with coin and money changing, counting or storage, kitchen, dining room and food service facilities, cleaning and maintenance, security and surveillance, office, bookkeeping and back room facilities, and internal and external communications, and all furniture, furnishings, equipment and supplies.